1 Outrigger DJ Midstream LLC and Subsidiary Consolidated Financial Statements (Unaudited) As of September 30, 2022 and December 31, 2021 and for the nine month periods ended September 30, 2022 and September 30, 2021

2 Consolidated Balance Sheets as of September 30, 2022 and December 31, 2021 3 Consolidated Statements of Operations for the periods ended September 30, 2022 and 2021 4 Consolidated Statements of Member’s Equity for the periods ended September 30, 2022 and 2021 5 Consolidated Statements of Cash Flows for the periods ended September 30, 2022 and 2021 6 Notes to Consolidated Financial Statements 7

Outrigger DJ Midstream LLC and Subsidiary Consolidated Balance Sheets (Unaudited) 3 September 30, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 2,220,779 $ 7,796,322 Accounts receivable 11,327,125 9,131,402 Prepaid expenses 557,298 443,562 Total current assets 14,105,202 17,371,286 Property, plant and equipment 215,066,410 210,628,946 Less - accumulated depreciation (25,341,668) (17,829,901) Property, plant and equipment, net $ 189,724,742 $ 192,799,045 Other long-term assets 55,000 105,000 Total assets $ 203,884,944 $ 210,275,331 Liabilities and member’s equity Current liabilities: Accounts payable – trade $ 237,704 $ 1,600,877 Accounts payable – affiliate 180,534 179,887 Accrued liabilities – current 8,458,033 13,027,246 Total current liabilities 8,876,271 14,808,010 Accrued liabilities – long-term 3,700,000 3,700,000 Total liabilities $ 12,576,271 $ 18,508,010 Commitments and contingencies (Note 4) Member’s equity Member contributions $ 183,600,000 $ 195,100,000 Accumulated earnings/(deficit) 7,708,673 (3,332,679) Total member’s equity $ 191,308,673 $ 191,767,321 Total liabilities and member’s equity $ 203,884,944 $ 210,275,331 See accompanying notes to unaudited consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statement of Operations (Unaudited) 4 Nine Months Ended September 30, 2022 2021 Revenues Product revenue $ 83,642,014 $ 43,368,728 Service revenue 532,696 734,590 Total revenue 84,174,710 44,103,318 Costs and expenses Cost of product $ 63,926,514 $ 33,280,915 Operating expenses 3,692,260 3,109,143 General and administrative expenses 221,293 112,984 Depreciation expense 7,586,268 7,174,660 Total operating expenses 75,426,335 43,677,702 Income from operations 8,748,375 425,616 Other income Interest/other income 141,573 - Gain on sale of assets 2,151,404 1,611,788 Total other income $ 2,292,977 $ 1,611,788 Net income $ 11,041,352 $ 2,037,404 See accompanying notes to unaudited consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statement of Member’s Equity (Unaudited) 5 Member Contributions/ (Distributions) Accumulated (Deficit)/Earnings Total Member’s Equity Balance, January 1, 2021 $ 185,500,000 $ (2,511,581) $ 182,988,419 Member contributions 9,600,000 - 9,600,000 Net income - 2,037,404 2,037,404 Balance, September 30, 2021 $ 195,100,000 $ (474,177) $ 194,625,823 Balance, January 1, 2022 $ 195,100,000 $ (3,332,679) $ 191,767,321 Member distributions (11,500,000) - (11,500,000) Net income - 11,041,352 11,041,352 Balance, September 30, 2022 $ 183,600,000 $ 7,708,673 $ 191,308,673 See accompanying notes to unaudited consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Consolidated Statements of Cash Flows (Unaudited) 6 Nine Months Ended September 30, 2022 2021 Cash flows from operating activities Net income $ 11,041,352 $ 2,037,404 Adjustments to reconcile net income provided by operating activities Depreciation expense 7,586,268 7,174,660 Gain on sale of assets (2,151,404) (1,611,788) Changes in operating assets and liabilities Accounts receivable (2,195,723) (2,923,683) Prepaid expenses (113,736) (35,795) Accounts payable - trade (1,286,907) (873,506) Accounts payable – affiliate 647 (451,213) Other current liabilities (4,569,213) (2,246,244) Net cash provided by operating activities $ 8,311,284 $ 1,069,835 Cash flows from investing activities Additions to property, plant and equipment, net (5,143,130) (11,348,434) Proceeds from sale of assets 2,756,303 1,620,011 Net cash used in investing activities $ (2,386,827) $ (9,728,423) Cash flows from financing activities Proceeds from member contributions - 9,600,000 Distributions to member (11,500,000) - Net cash (used in)/provided by financing activities $ (11,500,000) $ 9,600,000 Net (decrease)/increase in cash and cash equivalents (5,575,543) 941,412 Cash and cash equivalents at beginning of year 7,796,322 1,152,950 Cash and cash equivalents at end of year $ 2,220,779 $ 2,094,362 Supplemental disclosure of noncash investing activities: Change in accrued property additions $ (76,264) $ (81,155) See accompanying notes to unaudited consolidated financial statements

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements (Unaudited) 7 1. DESCRIPTION OF BUSINESS Organization Outrigger DJ Midstream LLC (“ODJM” or the “Company”) was formed on August 7, 2018, as a Delaware limited liability company. Outrigger Energy II LLC (“Outrigger,” or the “Manager”), a Delaware limited liability company, was initially a 90% member and Migration Midstream, LLC (“Migration”), a Delaware limited liability company, was initially a 10% member (together collectively, the “Members”) and were the two members of ODJM, as defined by the Limited Liability Company Agreement of ODJM (the “Agreement”) dated August 27, 2018. On April 16, 2020, Outrigger acquired the membership interest in ODJM from Migration as outlined in the ODJM Membership Interest Purchase and Sale Agreement dated April 16, 2020 for cash consideration of $12 million and a contingent capital reimbursement of $3.7 million. The contingent capital reimbursement provides a means for Migration to recoup the difference between the contributed capital of $15.7 million and the $12 million of cash consideration received if certain conditions including the consummation of the sale of the Company’s DJ Basin assets are met. The Company has accounted for the contingent capital reimbursement of $3.7 million as a contingent liability presented within Other long-term liabilities on the balance sheet. Subsequent to the date of these financial statements, this contingent liability was relieved. See further discussion in Note 6. As Migration was under common control, the transaction was accounted for at the carrying amount of the net assets acquired. Outrigger is now the sole member of ODJM. The Company is managed by Outrigger. All of the powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company and its subsidiary shall be managed under the sole direction of Outrigger (in such capacity, the Manager). The membership interest of each Member in the Company is personal property for all purposes. All property owned by the Company, whether real or personal, tangible or intangible, shall be deemed to be owned by the Company, and no Member has any ownership interest in any specific property of the Company. The Company shall hold all of its property in its own name. The Member has the right to receive a share of the profits and losses of, or distributions of assets of the Company based on the membership interest of each member. Distributions of available cash will be made at such times and in such amounts as the Manager shall determine. During the period ended September 30, 2022, the Company distributed $11.5 million to its sole Member. Nature of Operations of the Company The Company is engaged in the business of: (1) gathering, compressing, treating, processing, and selling natural gas; (2) fractionating, treating, transporting, and selling natural gas liquids (“NGLs”) and NGL products; (3) gathering, storing, and terminaling crude oil; and (4) storing, terminaling, and selling refined petroleum products. The Company owns and operates a 60MMCFD cryogenic processing plant and gathering system with over 175 miles of pipeline that is located within the Denver-Julesburg Basin (“DJ Basin”) in Colorado. The Company’s activities could be affected by changes in commodity prices. In general, the prices of commodities are subject to fluctuations in response to changes in supply, market uncertainty, and a variety of

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements (Unaudited) 8 additional factors that are beyond the Company’s control. Subsidiary of the Company Outrigger DJ Operating LLC (“ODJO”), a wholly owned subsidiary of the Company, was formed as a Delaware limited liability company on March 22, 2018. On that date, Outrigger was the sole member of ODJO. On August 27, 2018, Outrigger contributed cash and all of its equity interests in ODJO to the Company pursuant to that certain Equity Contribution Agreement dated August 27, 2018, by and between the Company and Outrigger in exchange for an initial membership interest constituting a 90% sharing ratio in the Company. Migration simultaneously contributed cash to the Company in exchange for an initial membership interest constituting a 10% sharing ratio in the Company. On April 16, 2020, Outrigger purchased the membership interest of Migration and is the sole member of ODJM. 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The significant accounting policies followed by the Company are set forth in Note 2 – Summary of Significant Accounting Policies in the 2021 consolidated financial statements and are supplemented by the notes to the unaudited consolidated financial statements included in this report. These unaudited consolidated financial statements should be read in conjunction with the 2021 consolidated financial statements. Recently Issued Accounting Standards In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which will require lessees to recognize a right-of-use asset and a lease liability for all leases that have a term longer than one year. The pronouncements effective date was extended to be effective for annual periods beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, with early adoption permitted. Upon adoption, the Company will recognize a lease liability and corresponding right-to-use asset based on the present value of the minimum lease payments. The right-to-use asset is offset by a corresponding liability. The Company is currently in the process of evaluating the impact on the Company's consolidated financial statements. In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, followed by other related ASUs that provided targeted improvements (collectively “ASU 2016-13”). ASU 2016-13 provides financial statement users with more useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. The standard is effective for the Company on January 1, 2023. The Company is currently assessing the impact of ASU 2016-13 on its consolidated financial statements.

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements (Unaudited) 9 3. PROPERTY, PLANT AND EQUIPMENT Property, plant and equipment consisted of the following as of: September 30, December 31, 2022 2021 Computers and computer software $ 20,792 $ 20,792 Gathering systems 180,288,488 168,830,264 Vehicles 182,111 299,167 Right of way 27,855,727 25,787,405 Other 1,643,447 - Total 209,990,565 194,937,628 Less accumulated depreciation (25,341,668) (17,829,901) Subtotal 184,648,897 177,107,727 Construction in progress 3,845,412 14,233,549 Land 1,230,433 1,457,769 Property, plant and equipment, net $189,724,742 $ 192,799,045 Depreciation expense was $7,586,268 and $7,174,660 for the nine months ended September 30, 2022 and 2021, respectfully. Construction in Progress The Company began expanding one of its compressor stations and constructing additional gathering systems in the DJ Basin of northern Colorado in late 2021 and continues to expand in 2022. Construction in Progress includes all construction costs of projects that have not yet been placed into service. 4. COMMITMENTS AND CONTINGENCIES Contingencies In the normal course of business, the Company may be party to litigation and claims from time to time. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of management, the anticipated results of any

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements (Unaudited) 10 pending litigation and claims are not expected to have a material effect on the results of operations, the financial position, or the cash flows of the Company. The Company was not involved in any litigation nor is aware of any unasserted claims as of September 30, 2022 and December 31, 2021. 5. FAIR VALUE MEASUREMENTS Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs when determining fair value and then ranks the estimated values based on the reliability of the inputs used following the fair value hierarchy. The three levels of the fair value hierarchy are as follows: Level 1 – Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2 – Observable market-based inputs or unobservable inputs that are corroborated by market data. These are inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 3 – Unobservable inputs that are not corroborated by market data and may be used with internally developed methodologies that result in management’s best estimate of fair value. The carrying amount of cash and cash equivalents, accounts receivable, and accounts payable reported on the Consolidated Balance Sheets approximates fair value due to their short-term maturities. 6. SUBSEQUENT EVENTS The Company has reviewed and updated subsequent events through December 16, 2022 the date the consolidated financial statements were available to be issued. Subsequent to September 30, 2022, the Company entered into a Membership Interest Purchase and Sale Agreement with a third party dated October 14, 2022. The Company was subsequently sold to the third party with an effective closing date of December 1, 2022. As described further in Note 1, as a result of the Membership Interest Purchase Agreement with Migration, a contingent capital reimbursement of $3.7 million was recorded as a contingent liability to be paid to Migration should 1) the Company be divested prior to December 31, 2023 and 2) the sale price exceed a defined amount. As a result of the Membership Interest Purchase and Sale Agreement with a third party, discussed above, the first requirement of this contingent payment was satisfied, however the sale price did not meet the contractual defined amount and therefore the contingent capital reimbursement is no longer due to Migration. Gain contingencies

Outrigger DJ Midstream LLC and Subsidiary Notes to Consolidated Financial Statements (Unaudited) 11 are not recognized in the financial statements until the period in which all contingencies are resolved and the gain is realized or realizable. As a result, the contingent liability remains on the balance sheet at September 30, 2022 and the liability will be derecognized and a gain will be recognized in the fourth quarter 2022. There were no other material subsequent events that required recognition or additional disclosure in the consolidated financial statements.